UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2021

PURE CYCLE CORPORATION
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

0-8814	84-0705083
(Commission File Number)	(IRS Employer Identification No.)

34501 East Quincy Avenue, Building 34, Box 10, Watkins, CO 80137
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code	(303) 292-3456

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock 1/3 of $.01 par value	PCYO	The NASDAQ Stock Market
(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Pure Cycle Corporation (the “Company”) is filing this Current Report on Form 8-K/A to correct a presentation error, which was limited to the comparative prior year column, in the Company’s press release furnished by the Company with its Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 4, 2021 (the “Original Filing”). This presentation error was limited to the prior year information presented for comparative purposes and occurred in Exhibit 99.1 and the press release publicly disseminated by the Company and not the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on January 1, 2020.

Item 2.02	Results of Operations and Financial Condition.

This Form 8-K/A is being filed solely to correct a presentation error in the prior year comparative column in the Original Filing of the Company’s consolidated statements of income for the three months ended November 30, 2019, contained in a press release issued on January 4, 2021. With respect to such period, $6.3 million of income from reimbursables were inadvertently omitted from the income presented in the Company’s press release. This error did not impact the actual interim filings in 2019 or 2020, it was limited to a press release. This resulted in the press release information not accurately reporting the results for the three months ended November 30, 2019, as presented in the interim reports filed for said period. Information presented for the three months ended November 30, 2020 was presented accurately.

The corrected table is furnished herewith in Exhibit 99.1 to this Form 8-K/A.

There are no additional changes to the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Corrected Press Release dated January 5, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2021

PURE CYCLE CORPORATION

By:	/s/ Kevin B. McNeill
Kevin B. McNeill
Chief Financial Officer